                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Bank of Boston Corporation ("Bank of Boston"), does hereby appoint Charles K. Gifford, William J. Shea, Bradford H. Warner, Robert T. Jefferson and Gary A. Spiess, and each of them severally, or if more than one acts, a majority of them, his or her true and lawful attorneys or attorney to execute in his or her name, place and stead, in his or her capacity as a director or officer or both, as the case may be, of Bank of Boston, the Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission (the "Commission") with respect to the shares of the Corporation's Common Stock, par value $2.25 per share, to be issued in connection with Bank of Boston's proposed acquisition of BayBanks, Inc., and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

           SIGNATURE                                TITLE                            DATE
           ---------                                -----                            ----
                                        Chairman of the Board of Directors,
                                        President and Chief Executive
/s/ CHARLES K. GIFFORD                  Officer and Director (Chief              March 15, 1996
---------------------------------       Executive Officer)
      (Charles K. Gifford)



    /s/ WILLIAM J. SHEA                 Vice Chairman, Chief Financial           March 15, 1996
---------------------------------       Officer and Treasurer (Chief
       (William J. Shea)                Financial Officer


/s/ ROBERT T. JEFFERSON                 Comptroller (Chief Accounting            March 15, 1996
---------------------------------       Officer)
      (Robert T. Jefferson)

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
           SIGNATURE                      TITLE                      DATE
           ---------                      -----                      ----

       /s/ WAYNE A. BUDD                Director                March 15, 1996
---------------------------------
        (Wayne A. Budd)


     /s/ WILLIAM F. CONNELL             Director                March 15, 1996
---------------------------------
      (William F. Connell)

                                        Director                March   , 1996
---------------------------------
      (Gary L. Countryman)


      /s/ ALICE F. EMERSON              Director                March 15, 1996
---------------------------------
       (Alice F. Emerson)


       /s/ THOMAS J. MAY                Director                March 15, 1996
---------------------------------
        (Thomas J. May)


     /s/ DONALD F. MCHENRY              Director                March 15, 1996
---------------------------------
      (Donald F. McHenry)


      /s/ J. DONALD MONAN               Director                March 15, 1996
---------------------------------
       (J. Donald Monan)


    /s/ PAUL C. O'BRIEN                 Director                March 15, 1996
---------------------------------
       (Paul C. O'Brien)


      /s/ JOHN W. ROWE                  Director                March 15, 1996
---------------------------------
         (John W. Rowe)


                                        Director                March   , 1996
---------------------------------
       (Richard A. Smith)


                                        Director                March   , 1996
---------------------------------
     (William C. Van Faasen)


     /s/ THOMAS B. WHEELER              Director                March 15, 1996
---------------------------------
      (Thomas B. Wheeler)

      /s/ ALFRED M. ZEIEN               Director                March 15, 1996
---------------------------------
       (Alfred M. Zeien)